Q4 FY 2017 Investor Call Greg Dougherty Chief Executive Officer August 2, 2017 Pete Mangan Chief Financial Officer

© 2017 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s fourth quarter of fiscal year 2017 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial guidance for the fiscal quarter ending September 30, 2017 regarding revenues, non-GAAP gross margin, and non-GAAP operating income, (ii) customer demand for Oclaro’s products, and (iii) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “forecast,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” "objective," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) the absence of long-term purchase commitments from many of our long-term customers, (ii) our dependence on a limited number of customers for a significant percentage of our revenues, (iii) competition and pricing pressure, (iv) our ability to timely develop, commercialize and ramp the production of new products to customer required volumes, (v) our ability to meet or exceed our gross margin expectations, (vi) the effects of fluctuations in foreign currency exchange rates, (vii) our ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (viii) our manufacturing yields, (ix) the risks associated with delays, disruptions or quality control problems in manufacturing, (x) our ability to conclude agreements with our customers on favorable terms, (xi) our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses, (xii) our ability to properly execute, or realize anticipated cost savings or benefits from, our ongoing information technology initiatives, (xiii) our ability to effectively manage our inventory, (xiv) our dependence on a limited number of suppliers and key contract manufacturers, (xv) our ability to have our manufacturing lines qualified by our customers, (xvi) the impact of financial market and general economic conditions in the industries in which we operate and any resulting reduction in demand for our products, (xvii) assessments we may make that impact our deferred tax asset valuation allowances, (xviii) our ability to protect our intellectual property rights, (xix) the outcome of pending litigation against us, and (xx) other factors described in our most recent annual report on Form 10-K and other documents we periodically file with the SEC.

© 2017 Oclaro, Inc. Non-GAAP Financial Results $ in Millions (except per share amounts) Q416* Q317 Q417 Total Revenues 125.2 162.2 149.4 Gross Profit (non-GAAP) (1) 40.6 67.4 61.8 Gross Margin % 32.4% 41.6% 41.4% R&D (non-GAAP) 12.4 13.9 15.0 SG&A (non-GAAP) 13.4 13.1 13.5 Non-GAAP Operating Income 14.9 40.5 33.3 Non-GAAP Net Income 14.4 39.9 33.9 Non-GAAP EPS (diluted) 0.11 0.23 0.20 (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated August 2, 2017. * Q416 was a 14 week quarter

© 2017 Oclaro, Inc. Trended Non-GAAP Financial Results * Q416 was a 14 week quarter

© 2017 Oclaro, Inc. Revenue By Product Group $ in Millions Q416* Q117 Q217 Q317 Q417 100G+ Transmission 79.7 97.8 113.8 125.8 120.6 40G & Lower Transmission 45.5 37.7 40.1 36.4 28.8 Total Revenues 125.2 135.5 153.9 162.2 149.4 Percent of Total 100G+ Transmission 64% 72% 74% 78% 81% 40G & Lower Transmission 36% 28% 26% 22% 19% $ in Millions Q416* Q117 Q217 Q317 Q417 Datacom/Client Side 65.5 68.4 69.8 75.8 72.6 Telecom/Line Side 59.7 67.1 84.1 86.4 76.8 Total Revenues 125.2 135.5 153.9 162.2 149.4 Percent of Total Datacom/Client Side 52% 50% 45% 47% 49% Telecom/Line Side 48% 50% 55% 53% 51% * Q416 was a 14 week quarter

© 2017 Oclaro, Inc. Q1 FY2018 Guidance $ in Millions Guidance Ranges Revenues $151 million - $159 million Non-GAAP Gross Margin % 38% - 41% Non-GAAP Operating Income $30 million - $34 million Guidance provided on August 2, 2017 for the quarter ending September 30, 2017.

© 2015 Oclaro, Inc.© 2017 Oclaro, Inc Thank You For more information, visit us at www.oclaro.com. Follow us on @OclaroInc and LinkedIn.